UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 6, 2015

COMM 2015-CCRE24 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation Cantor Commercial Real Estate Lending, L.P. Ladder Capital Finance LLC Pillar Funding LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-21	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about August 6, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2015-CCRE24 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class C and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 6, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 81 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 128 commercial, multifamily and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated July 24, 2015, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated July 24, 2015, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“Ladder”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated July 24, 2015, between the Registrant, Ladder, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Pillar Funding LLC (“Pillar”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated July 24, 2015, between the Registrant, Pillar and Pillar Capital Partners I LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”) and Citigroup Global Markets Inc. (“CGMI”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 24, 2015, between the Registrant, GACC and DBSI, CF&Co., CastleOak and CGMI, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, CF&Co. and Wells Fargo Securities, LLC (“WFS”) pursuant to the Certificate Purchase Agreement, dated as of July 24, 2015, between the Registrant, GACC and DBSI, CF&Co. and WFS, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

Berkeley Point Capital LLC will act as primary servicer with respect to one (1) of the Mortgage Loans that CCRE will be transferring to the Issuing Entity pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of August 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 24, 2015, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

The Mortgage Loan identified as “Lakewood Center” on Exhibit B to the Pooling and Servicing Agreement (the “Lakewood Center Mortgage Loan”), is an asset of the Issuing Entity.  The Lakewood Center Mortgage Loan is part of a loan combination (the “Lakewood Center Loan Combination”) that includes the Lakewood Center Mortgage Loan, one pari passu companion loan, evidenced by promissory note A-2, which is not an asset of the Issuing Entity (the “Lakewood Center Pari Passu Companion Loan”) and two subordinate companion loans, evidenced by promissory note B-1 and promissory note B-2, which are not assets of the Issuing Entity (the “Lakewood Center Subordinate Companion Loans”).  The Lakewood Center Loan Combination, including the Lakewood Center Mortgage Loan, is currently being serviced and administered under the trust and servicing agreement, dated as of June 25, 2015 (the “DBWF 2015-LCM Trust and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.  The DBWF 2015-LCM Trust and Servicing Agreement is attached hereto as Exhibit 99.6.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on August 6, 2015 (the “Prospectus Supplement”), the terms and conditions of the DBWF 2015-LCM Trust and Servicing Agreement applicable to the servicing of the Lakewood Center Mortgage Loan are substantially similar (except as noted in “Description of the Mortgage Pool—Loan Combinations—Lakewood Center Loan Combination—Description of the DBWF 2015-LCM Trust and Servicing Agreement” in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Lakewood Center Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1	Underwriting Agreement, dated as of July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P. and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

99.4	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.

99.5	Primary Servicing Agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

99.6	Trust and Servicing Agreement, dated as of June 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date:  August 6, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P. and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

99.4	Mortgage Loan Purchase Agreement, dated and effective July 24, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.

99.5	Primary Servicing Agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

99.6	Trust and Servicing Agreement, dated as of June 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.